UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2026

Oncolytics Biotech, Inc.

(Exact name of registrant as specified in its charter)

Alberta, Canada	001-38512	26-3847449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4350 Executive Drive, Suite 325 San Diego, CA 92121	92121
(Address of principal executive offices)	(Zip Code)

(403) 670-7377
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common shares, no par value per share	ONCY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On January 14, 2026, Oncolytics Biotech, Inc. (the “Company”) issued a press release announcing the appointment of John McAdory as Executive Vice President of Strategy and Operations and Yujun Wu as Vice President, Head of Biostatistics. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

In addition to any of the Company’s filings with the U.S. Securities and Exchange Commission that automatically incorporate all filings made by the Company pursuant to Sections 13(a), 13(c), 14, and 15(d) of the U.S. Securities and Exchange Act of 1934, as amended, this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is hereby incorporated by reference as an exhibit to the Company’s Registration Statement on Form F-3 (File No. 333-289819).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Oncolytics Biotech, Inc., dated as of January 14, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2026

ONCOLYTICS BIOTECH, INC.

By:	/s/ Kirk Look
Name:	Kirk Look
Title:	Chief Financial Officer